                                                                    EXHIBIT 10.1


                             FOURTH WAIVER AND AMENDMENT




    FOURTH WAIVER AND AMENDMENT (the "Amendment"), dated as of June 17, 1997, among U.S. OFFICE PRODUCTS COMPANY, a Delaware corporation (the "Borrower"), the institutions party to the Credit Agreement referred to below (the "Banks") and BANKERS TRUST COMPANY, as Agent (the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                                     WITNESSETH:

    WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement dated as of August 21, 1996 (as amended, modified or supplemented to date, the "Credit Agreement");

    WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

    NOW, THEREFORE, it is agreed:

    1. Section 6.05(c) of the Credit Agreement is hereby amended by (x) deleting the text "5%" appearing therein and inserting in lieu thereof the text "10%" and (y) deleting the text "$40,000,000" appearing therein and inserting in lieu thereof the text "$100,000,000."

    2. Section 8.02 of the Credit Agreement is hereby amended by (I) inserting immediately after the reference to "except that the following" appearing in the last line of the initial paragraph of such Section the text "(and agreements to do any of the following)", (II) inserting immediately after the first reference to "Acquired Business" appearing in clause (f) thereof the text "(x)", (III) inserting immediately after the second reference to Subsidiary Guarantor appearing in clause (f) thereof the text "or (y) a new Wholly-Owned Subsidiary of the Borrower so long as the requirements of Section 8.12 are satisfied with respect to such new Wholly-Owned Subsidiary", (IV) inserting immediately following the word "or" in the third parenthetical contained in clause (f) thereof the text "(A)" and (V) inserting immediately following the text "$200,000,000" appearing in clause (f) thereof the following new language:

    "or (B) in the case of the Borrower's acquisition of Mail Boxes, Etc., so long as at least 90% of such total consideration paid in connection therewith consists of common stock of the Borrower, $348,000,000, provided that up to $5,000,000 of Indebtedness may be assumed by the Borrower and/or any Subsidiary in connection with such acquisition".

    3. Section 8.05 of the Credit Agreement is hereby amended by adding the following new clause (c) at the end thereof:

         "(c) Notwithstanding anything to the contrary contained in clauses (a) and (b) above, the Borrower may make additional Consolidated Capital Expenditures during the fiscal year ending on or about April 25, 1998 (w) in connection with Blue Star's acquisition of printing presses to service Blue Star's existing printing contract with Telcom New Zealand, in an aggregate amount not to exceed $13,000,000, (x) in connection with the refurbishment and remodeling of the Borrower's Whitcoulls retail stores, in an aggregate amount not to exceed $5,000,000, (y) in connection with Blue Star's investment in new computer systems, in an aggregate amount not to exceed $8,500,000 and (z) in connection with North American Office Products' investment in new computer systems, in an aggregate amount not to exceed $8,000,000."

    4. The Borrower hereby acknowledges that it has failed to comply with the covenant set forth in Section 8.05(a) of the Credit Agreement as it relates to the Borrower's fiscal year ending on or about April 25, 1997. The Banks hereby waive compliance by the Borrower with Section 8.05(a) of the Credit Agreement solely for such fiscal year ended on or about April 25, 1997, and any Default or Event of Default that may exist solely as a result of the failure to comply with such covenant for such fiscal year ended on or about April 25, 1997. The parties hereto further agree that no Default or Event of Default arising as a result of a failure to comply with Section 8.05(a) of the Credit Agreement, solely in respect of such fiscal year of the Borrower ended on or about April 25, 1997, shall be deemed to exist under Section 5.03 of the Credit Agreement or with respect to any misrepresentation arising in connection with a Notice of Borrowing in respect of Section 8.05(a) of the Credit Agreement as it relates to the Borrower's fiscal year ended on or about April 25, 1997.

    5. In order to induce the Banks to enter into this Amendment, the Borrower (x) represents and warrants that no Default or Event of Default exists on the Fourth Amendment Effective Date (as hereinafter defined) and (y) makes each of the representations, warranties and agreements contained in the Credit Agreement and the other Credit Documents on and as of the Fourth Amendment Effective Date, in each case both before and after giving effect to this Amendment (it being understood that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects as of such date).

    6. This Amendment (including, without limitation, the waiver contained in Paragraph 4 hereof) is limited as specified and shall not constitute a modification acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

    7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

    8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

    9. This Amendment shall become effective on the first date (the "Fourth Amendment Effective Date") on which each of the Borrower and the Required Banks shall have signed a copy hereof (whether the same or different copies and shall have delivered (including by way of telecopier) the same to the Agent at its Notice Office;

    10. At all times on and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment.

                                        * * *

    IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                  U.S. OFFICE PRODUCTS COMPANY



                                  By:
                                     ------------------------------
                                     Title:

                                  BANKERS TRUST COMPANY,
                                   Individually and as Agent



                                  By:
                                     ------------------------------
                                     Title:

                                  BANK OF TOKYO-MITSUBISHI TRUST
                                  COMPANY, Individually and as Co-Agent


                                  By:
                                     ------------------------------
                                     Title:

                                  CORESTATES BANK, N.A.
                                  Individually and as Co-Agent


                                  By:
                                     ------------------------------
                                     Title:


                                  HELLER FINANCIAL, INC.,
                                  Individually and as Co-Agent


                                  By:
                                     ------------------------------
                                     Title:


                                  NATIONSBANK, N.A.,
                                  Individually and as Co-Agent


                                  By:
                                     ------------------------------
                                     Title:


                                  VAN KAMPEN AMERICAN CAPITAL
                                  PRIME RATE INCOME TRUST,
                                  Individually and as Co-Agent


                                  By:
                                     ------------------------------
                                     Title:


                                  FIRST UNION NATIONAL BANK OF
                                  VIRGINIA, MARYLAND AND
                                  WASHINGTON D.C.


                                  By:
                                     ------------------------------
                                     Title:


                                  IBM CREDIT CORPORATION


                                  By:
                                     ------------------------------
                                     Title:

                                  BHF-BANK AKTIENGESELLSCHAFT



                                  By:
                                     ------------------------------
                                     Title:


                                  By:
                                     ------------------------------
                                     Title:


                                  CAISSE NATIONALE de CREDIT
                                  AGRICOLE



                                  By:
                                     ------------------------------
                                     Title:


                                  HIBERNIA NATIONAL BANK



                                  By:
                                     ------------------------------
                                     Title:


                                  NATIONAL BANK OF CANADA



                                  By:
                                     ------------------------------
                                     Title:


                                  RIGGS BANK, N.A.



                                  By:
                                     ------------------------------
                                     Title:

                                  SOUTHERN PACIFIC THRIFT & LOAN
                                  ASSOCIATION



                                  By:
                                     ------------------------------
                                     Title:


                                  UNITED STATES NATIONAL BANK OF
                                  OREGON



                                  By:
                                     ------------------------------
                                     Title:


                                  THE BANK OF NEW YORK



                                  By:
                                     ------------------------------
                                     Title:


                                  CITY NATIONAL BANK



                                  By:
                                     ------------------------------
                                     Title:



                                  FIRST NATIONAL BANK OF
                                  COMMERCE



                                  By:
                                     ------------------------------
                                     Title:


                                  NATIONAL CITY BANK



                                  By:
                                     ------------------------------
                                     Title:

                                  BANK OF AMERICA-ILLINOIS



                                  By:
                                     ------------------------------
                                     Title:


                                  BANK OF BOSTON



                                  By:
                                     ------------------------------
                                     Title:


                                  BANK POLSKA KASA OPIEKI, S.A.



                                  By:
                                     ------------------------------
                                     Title:


                                  BANQUE WORMS CAPITAL
                                  CORPORATION



                                  By:
                                     ------------------------------
                                     Title:


                                  CHANG HWA COMMERCIAL BANK,
                                  LTD., NEW YORK BRANCH



                                  By:
                                     ------------------------------
                                     Title:

                                  CHIAO TUNG BANK, CO. LTD., NY
                                  AGENCY



                                  By:
                                     ------------------------------
                                     Title:


                                  FIRST NATIONAL BANK OF CHICAGO



                                  By:
                                     ------------------------------
                                     Title:


                                  THE SANWA BANK, LIMITED,
                                  NEW YORK BRANCH



                                  By:
                                     ------------------------------
                                     Title:


                                  SUNTRUST BANK, CENTRAL
                                  FLORIDA, N.A.



                                  By:
                                     ------------------------------
                                     Title: